EXHIBIT 99.1

                    PROFORMIX SYSTEMS, INC. AND SUBSIDIARIES
                             PRO-FORMA BALANCE SHEET
                                   (Unaudited)

                                                         September 30, 1998
                                                         ------------------
                                                        Before         After
                                                        ------         -----
                                                    Office Specialty Transaction
                                                    ----------------------------
ASSETS
     Current Assets
     Cash ........................................   $    63,490    $    63,490
     Accounts receivable, net of allowance for
     doubtful accounts of 30,533 .................       411,935        411,935
     Inventories .................................       313,982         19,000
     Prepaid advertising .........................       759,084        759,084
     Other prepaid expenses ......................        31,860         31,860
                                                     -----------    -----------
        Total Current Assets .....................     1,580,351      1,285,369
     Property, plant and equipment ...............       488,208        169,840
     Acquired software assets ....................     2,275,282      2,275,282
     Other assets ................................       146,681         88,761
                                                     -----------    -----------
TOTAL ASSETS .....................................     4,490,522      3,819,252
                                                     ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
     Accounts payable and accrued expenses .......     1,636,486      1,252,022
     Dividends payable ...........................         9,000          9,000
     Loans and notes payable .....................     1,306,579      1,056,579
     Current maturities long-term debt ...........       387,180        207,180
     Current maturities lease obligations ........         8,589          8,589
                                                     -----------    -----------
        Total Current Liabilities ................     3,347,834      2,533,370
     Long-term debt, less current portion ........     1,498,888      1,150,000
     Lease obligations, less current portion .....        17,975         17,975
                                                     -----------    -----------
TOTAL LIABILITIES ................................     4,864,697      3,701,345

STOCKHOLDERS' EQUITY
     Preferred Stock Ser.A, $0.01 par value,
     3,000,000 shares authorized, 0 and
     100,000 shares issued and
     outstanding .................................          --             --
     Cumulative Preferred Stock, $0.001
     par value, 2,500 shares authorized, 10
     shares issued and outstanding ...............             0              0
     Common Stock, $0.0001 par value,
     30,000,000 shares authorized, 5,081,613
     issued and outstanding ......................           508            508
     Contributed capital .........................        81,000         81,000
     Additional paid-in capital ..................     7,785,520      7,785,520
     Accumulated deficit .........................    (8,241,203)    (7,749,121)
                                                     -----------    -----------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT) .............      (374,175)       117,907
                                                     -----------    -----------
                  TOTAL LIABILITIES AND EQUITY ...   $ 4,490,522    $ 3,819,252
                                                     ===========    ===========

            See notes to pro-forma consolidated financial statements

                    PROFORMIX SYSTEMS, INC. AND SUBSIDIARIES
                       PRO-FORMA STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                         Nine Months Ended
                                                         September 30, 1998
                                                         ------------------
                                                      Before           After
                                                      ------           -----
                                                    Office Specialty Transaction
                                                    ----------------------------

Revenues .....................................     $ 2,776,369      $ 2,776,369
     Cost of Goods Sold ......................       1,446,935        1,446,935
     Disposition obsolete inventories ........         120,343          120,343
                                                   -----------      -----------

Gross Profit .................................       1,209,091        1,209,091
     Selling expenses ........................       1,118,232        1,118,232
     General & administrative expenses .......       1,693,656        1,693,656
                                                   -----------      -----------

Operating Income (Loss) ......................      (1,602,797)      (1,602,797)
     Miscellaneous income ....................             436          492,518
     Interest expense (net) ..................        (221,139)        (221,139)
     Miscellaneous expenses ..................         (42,547)         (42,547)
                                                   -----------      -----------
Non-Operating Income (Expenses) ..............        (263,250)         228,832

Total Net Loss ...............................     $(1,866,047)     $(1,373,965)
                                                   ===========      ===========

Net Loss per Common Share ....................     $     (0.41)     $     (0.30)
                                                   ===========      ===========
Weighted-Average Number of
     Common Shares Outstanding ...............       4,539,511        4,539,511

            See notes to pro-forma consolidated financial statements

                    PROFORMIX SYSTEMS, INC. AND SUBSIDIARIES
              NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

BACKGROUND

On November 18, 1998, the Company and its subsidiary Proformix, Inc. entered into an Asset Purchase Agreement and several related agreements with 1320236 Ontario Inc.("OS"), a publicly traded Canadian designer. manufacturer and distributor of office furniture based in Holland Landing, Ontario, Canada, pursuant to which OS acquires Proformix Inc.'s hardware product line comprised of the Company's ergonomic keyboard platform products and accessories, and all related inventory and production tooling and warehousing assets, and all intellectual property rights including the Proformix name, against a cash consideration and an ongoing contingent stream of royalty payments on OS' sales of the Proformix products. The Company will continue to market its proprietary software under the Proformix label. The Agreement with OS also provides for the retirement of the Company's existing bank debt, out of the proceeds of the transaction.

PROCEEDS OF TRANSACTION

OS paid the Company an aggregate $1,266,000 pursuant to the Asset Purchase and Marketing and Development Agreements. In addition, the Company will be paid certain contingent payments calculated on the basis of OS' future revenues from the acquired assets. As a result of the transaction, the Company transferred to OS and disposed of certain inventories aggregating $294,982 book value, production and warehouse assets totaling $318,368 net book value, and other assets with a net book value of $57,920. The resulting net balance after deducting related costs and expenses of $492,082 is accounted for as extraordinary income.

USE OF PROCEEDS

The funds received from OS were utilized to retire two bank loans with a total of $778,888 principal balance, pay certain trade liabilities aggregating $384,464 and cover costs and expenses involved in consummating the transaction totaling $102,648.


                                       3